UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
Signatures
EXHIBIT 10.1	Weyerhaeuser Company 2022 Long-Term Incentive Plan
EXHIBIT 10.2	Form of 2022 Long-Term Incentive Plan Director Restricted Stock Unit Award Grant Notice and Terms and Conditions
EXHIBIT 10.3	Form of 2022 Long-Term Incentive Plan Performance Share Unit Award Terms and Conditions
EXHIBIT 10.4	Form of 2022 Long-Term Incentive Plan Restricted Stock Unit Award Terms and Conditions
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)On February 11, 2022, the Weyerhaeuser Company (the “Company”) Board of Directors approved the Weyerhaeuser Company 2022 Long-Term Incentive Plan (the “2022 Plan”) contingent on its approval by the Company’s shareholders. Based on preliminary voting results at the Company’s Annual Meeting of Shareholders held on May 13, 2022, the Company’s shareholders have approved the 2022 Plan. Terms of the 2022 Plan are described in the Company’s 2022 Proxy Statement, which was filed with the Securities and Exchange Commission on March 30, 2022. The 2022 Plan is included as Exhibit 10.1 to this report and is incorporated herein by reference.

On February 10, 2022, the Compensation Committee of the Board of Directors approved forms of terms and conditions for future performance share unit awards and restricted stock unit awards that may be granted to executive officers under the 2022 Plan. On February 11, 2022, the Board of Directors approved a form of terms and conditions for grants of restricted stock units to our non-employee directors under the 2022 Plan. Copies of the new forms of director restricted stock unit award terms and conditions, performance share unit award terms and conditions and restricted stock unit award terms and conditions are filed as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this report and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.     The following items are filed as exhibits with this report.

Exhibit No.	Description
EXHIBIT 10.1	Weyerhaeuser Company 2022 Long-Term Incentive Plan
EXHIBIT 10.2	Form of 2022 Long-Term Incentive Plan Director Restricted Stock Unit Award Grant Notice and Terms and Conditions
EXHIBIT 10.3	Form of 2022 Long-Term Incentive Plan Performance Share Unit Award Terms and Conditions
EXHIBIT 10.4	Form of 2022 Long-Term Incentive Plan Restricted Stock Unit Award Terms and Conditions
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 13, 2022